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                                                    Exhibit 10f

                             RESCISSION AGREEMENT

              AGREEMENT made as of the 29th day of June, 1996, by and between Essential Resources, Inc. (formerly known as Zygon Corporation), a Nevada corporation (the "Company") and Fame Decorator Agencies Pty Limited, a corporation formed under the laws of New South Wales, Australia ("Fame") (the "Agreement").

                             W-I-T-N-E-S-S-E-T-H

              WHEREAS, Fame owned Sixty-Six Thousand One Hundred and Twenty-Five (66,125) converting preference shares of Jeffries
Industries Limited ("Jeffries"), an Australian company (the
"Jeffries Shares"); and

              WHEREAS, on or about January 30, 1996, the Company and Fame entered into an agreement pursuant to which the Company acquired the Jeffries Shares (the "Jeffries Share Acquisition"); and

              WHEREAS, in consideration of the Jeffries Share Acquisition, Fame was issued Ninety Thousand Two Hundred and Eleven (180,422) shares of the common stock, $001 par value (the "Common Stock") of the Company (the "Fame Shares"); and

              WHEREAS, the parties hereto have agreed that the Jeffries Share Acquisition transaction should be rescinded in view of certain mutual misunderstandings between such parties.

              NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, the parties agree as follows.


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                 RESCISSION OF THE JEFFRIES SHARE ACQUISITION

              1. The Company and Fame hereby agree that there has been a mutual misunderstanding between the parties in that the Jeffries Shares were to be publicly tradeable on the Australian Exchange. However, in the interim, Jeffries filed for the Australian equivalent of bankruptcy reorganization, which, under Australian law, renders the shares of Jeffries Shares of Common Stock not publicly tradeable. Inasmuch as the agreement between the Company and FDA was to exchange the Company's shares for cash and such option became unavailable to the Company, the Company and Fame hereby rescind the agreement. The transaction shall hereinafter be deemed null and void in all respects, as if such transaction shall never have occurred.


              2. The Company hereby returns all right, title and interest to the Jeffries Shares to Fame. The Company hereby warrants and represents, upon which warranties and representations Fame relies, that upon tender of the Jeffries Shares by the Company: (i) Fame will be the lawful owner, of record and beneficially, of the Jeffries Shares and will have good and marketable title to the Jeffries Shares, free and clear of all claims, encumbrances, security interests or liens of any kind of nature whatsoever, and with no restriction on the voting rights and other incidents of record and beneficial ownership pertaining thereto; and (ii) there are no agreements or understandings between the Company and any other person, firm, corporation, or other entity respecting the voting of any of the Jeffries Shares.

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              3. The Company hereby tenders the Jeffries Shares by delivery of the stock certificates evidencing the same together with executed stock powers.

              4. Fame hereby returns all right, title and interest to the Fame Shares to the Company. Fame hereby warrants and represents, upon which warranties and representations the Company relies, that upon tender of the Fame Shares by Fame: (i) the Company will be the lawful owner, of record and beneficially, of the Fame Shares and will have good and marketable title to the Fame Shares, free and clear of all claims, encumbrances, security interests or liens of any kind of nature whatsoever, and with no restriction on the voting rights and other incidents of record and beneficial ownership pertaining thereto; and (ii) there are no agreements or understandings between Fame and any other person, firm, corporation, or other entity respecting the voting of any of the Fame Shares.

              5. Fame hereby tenders the Fame Shares by delivery of the stock certificates evidencing the same together with executed stock powers.

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

              6. The Company further represents and warrants, upon which representations and warranties Fame relies as follows:

                  (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has all requisite power and authority (corporate and other) to own, lease and operate its properties and carry on its business as it is now

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being conducted and to enter into this Agreement and to consummate the transactions contemplated hereunder;


                  (b) The Company has the full, absolute and unrestricted right, power, legal capacity and authority to enter into this Agreement, to transfer the Jeffries Shares to Fame and to carry out the transactions contemplated hereby; the execution and consummation of this Agreement will not violate any statute, law, regulation, rule, court or administrative judgment, order or decree which is applicable to the Company. All actions of the Company necessary to authorize it to execute, deliver and consummate this Agreement and to transfer the Jeffries Shares to Fame have been duly and validly authorized and taken, and no further actions or authorizations are required. This Agreement constitutes the valid, legally binding obligation of the Company and is enforceable in accordance with its terms; and

                  (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not:

                           (i) result in any breach of, or constitute a default
under, the Certificate or Articles of Incorporation or Bylaws of the Company, or any instrument or obligation to which the Company is a party or by which it is bound, or;

                           (ii) violate any existing statute, order, writ,
injunction or decree of any court, administrative agency or governmental body.

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                    REPRESENTATIONS AND WARRANTIES OF FAME



              7. Fame further represents and warrants, upon which representations and warranties the Company relies, as follows:

                  (a) Fame is a corporation duly organized, validly existing, and in good standing under the laws of South Wales, Australia and has all requisite power and authority (corporate and other) to own, lease and operate its properties and carry on its business as it is now being conducted and to enter into this Agreement and to consummate the transactions contemplated hereunder;

                  (b) Fame has the full, absolute and unrestricted right, power, legal capacity and authority to enter into this Agreement, to transfer the Fame Shares to the Company and to carry out the transactions contemplated hereby; the execution and consummation of this Agreement will not violate any statute, law, regulation, rule, court or administrative judgment, order or decree which is applicable to Fame. All actions of Fame necessary to authorize it to execute, deliver and consummate this Agreement and to transfer the Fame Shares to the Company have been duly and validly authorized and taken, and no further actions or authorizations are required. This Agreement constitutes the valid, legally binding obligation of Fame and is enforceable in accordance with its terms; and

                  (c) The execution and delivery of this Agreement and the

consummation of the transactions contemplated by this Agreement will not:



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                           (i) result in any breach of, or constitute a default
under, the Certificate or Articles of Incorporation or Bylaws of Fame, or any instrument or obligation to which Fame is a party or by which it is bound, or;

                           (ii) violate any existing statute, order, writ,
injunction or decree of any court, administrative agency or governmental body.


                                MISCELLANEOUS

              8. All notices hereunder shall be in writing and shall be mailed by first class registered or certified mail, postage prepaid, return receipt requested, or by prepaid telegram or telex and all communications shall be addressed to the addresses of the parties hereto as such parties shall designate by notice to the other party.

              9. This Agreement contains the final, complete and exclusive understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments and understandings heretofore had between them with respect thereto are merged herein. Except as otherwise expressly provided herein, all the terms and conditions of this Agreement shall bind and inure to the benefit of, and be enforceable by, the heirs and the respective successors and assigns of the parties hereto. This Agreement may not be modified or amended except by an instrument in writing signed by the Company and Fame

              10. The titles and headings of the sections of this

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Agreement are included for the convenience of the parties only and are not part of this Agreement.

              11. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, provided such provision does not go to the very essence of this Agreement, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

              12. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same document.

              13. At any time, and from time to time, each party agrees, at its, his or their expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

              14. This Agreement shall be governed in all respects, whether as to validity, construction, interpretation, capacity,

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performance or otherwise, by the laws of the State of New Jersey.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                                               ESSENTIAL RESOURCES, INC.


                                               By:
                                                    Phillip Cook
                                                    Chief Executive Officer


                                               FAME DECORATOR AGENCIES PTY
                                                 LIMITED


                                               By


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